EATON VANCE 1-TO-10 YEAR LADDERED CORPORATE BOND FUND

Supplement to Summary Prospectus dated January 1, 2020 and Prospectus dated January 1, 2020

The Fund is managed by Eaton Vance Management (“EVM”), a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). Members of EVM’s Quantitative Strategies (“QS”) group are portfolio managers of the Fund. In connection with a strategic initiative being implemented by EVC, members of EVM’s QS group will join Parametric Portfolio Associates LLC (“Parametric”). Parametric is an indirect wholly-owned subsidiary of EVC. The QS group will continue to operate from their current offices in Boston and there will be no changes to the manner in which they conduct portfolio management activities for the Fund in connection with the foregoing changes.

In connection with the foregoing, the Board of Trustees of the Fund has approved EVM’s delegation of the day-to-day investment management of the Fund to Parametric effective February 7, 2020. On such date, Parametric will become sub-adviser of the Fund. Accordingly, the following changes are effective February 7, 2020:

1.  Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund will change its name to Parametric 1-to-10 Year Laddered Corporate Bond Fund.

2.  References to “investment adviser”, with respect to the day-to-day management of the Fund, including implementation of the Fund’s investment strategies shall mean Parametric. Additionally, references to “investment adviser” with respect to any expense reimbursement shall also include “sub-adviser”.

3.  The following replaces “Management”:

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund.

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

Maria C. Cappellano, Senior Portfolio Manager of Parametric, has managed the Fund since its inception in September 2016.

Dan Codreanu, Director, Portfolio Management and Technology of Parametric, has managed the Fund since November 2019.

Thomas H. Luster, Managing Director, Taxable SMA Strategies of Parametric, has managed the Fund since its inception in September 2016.

Bernard Scozzafava, Director, Quantitative Research and Portfolio Management of Parametric, has managed the Fund since November 2019.

4.  The following replaces the second paragraph under “Management and Organization”:

Pursuant to an investment sub-advisory agreement, Eaton Vance has delegated the investment management of the Fund to Parametric, an indirect wholly–owned subsidiary of Eaton Vance Corp., with offices at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. Eaton Vance pays Parametric a portion of the advisory fee for sub-advisory services provided to the Fund.

The Fund’s annual shareholder report covering the fiscal year ended August 31 provides information regarding the basis for the Trustees’ approval of the Fund’s investment advisory and administrative agreement. The Fund’s semiannual shareholder report covering the fiscal period ended February 29 will provide information regarding the basis for the Trustees’ approval of the Fund’s investment sub-advisory agreement.

5.  The following replaces the fifth paragraph under ”Management and Organization”:

The portfolio managers of the Fund are Thomas H. Luster, Dan Codreanu, Maria C. Cappellano and Bernard Scozzafava. Mr. Luster and Ms. Cappellano have managed the Fund since its inception in September 2016. Messrs. Codreanu and Scozzafava have managed the Fund since November 2019. Mr. Luster is a Managing Director, Taxable SMA Strategies at Parametric and has managed other funds for over five years. Ms. Cappellano is a Senior Portfolio Manager at Parametric. Mr. Codreanu is a Director, Portfolio Management and Technology at Parametric. Mr. Scozzafava is a Director, Quantitative Research and Portfolio Management at Parametric. Messrs. Codreanu and Scozzafava and Ms. Cappellano have been employed by the Eaton Vance organization for more than five years.

January 3, 2020	34191 1.3.20